EXHIBIT 32
The following certifications accompany this report and are being furnished pursuant to Item 601(b)(32) of Regulation S-K promulgated under the Securities Act of 1933, as amended (the “Securities Act”) and the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. These certifications shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed “filed” by the Registrant for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section, or incorporated by reference into any filing under the Securities Act of the Exchange Act, except to the extent that the Registrant specifically incorporates them by reference into such a filing.
CERTIFICATION
of the Chief Executive Officer and Chief Financial Officer
Pursuant to 18 U.S.C. Section 1350 as Adopted Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002
I, John C. Carson, Chief Executive Officer of Irvine Sensors, Inc. (the “Company”), certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that to my best knowledge:
(1) the Quarterly Report on Form 10-Q of the Company for the quarterly period ending March 28, 2010, as filed with the Securities and Exchange Commission on the date hereof (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ John C. Carson
John C. Carson
Chief Executive Officer
May 12, 2010
I, John J. Stuart, Jr., Chief Financial Officer of Irvine Sensors, Inc. (the “Company”), certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that to my best knowledge:
(1) the Quarterly Report on Form 10-Q of the Company for the quarterly period ending March 28, 2010, as filed with the Securities and Exchange Commission on the date hereof (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ John J. Stuart, Jr.
John J. Stuart, Jr.
Chief Financial Officer
May 12, 2010
A signed original of these written statements required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears, in typed form within the electronic version of these written statements required by Section 906, has been provided to Irvine Sensors Corporation and will be retained by Irvine Sensors Corporation and furnished to the Securities and Exchange Commission or its staff upon request.